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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 30, 2003

SL GREEN REALTY CORP.
(Exact name of Registrant as specified in its Charter)

Maryland
(State of Incorporation)

1-13199 (Commission File Number)	13-3956775 (IRS Employer Id. Number)
420 Lexington Avenue New York, New York (Address of principal executive offices)	10170 (Zip Code)

(212) 594-2700
(Registrant's telephone number, including area code)

Item 7.    Financial Statements and Exhibits

(c)
Exhibits

        99.1 Press Release

        99.2 Supplemental Package

Item 9.    Regulation FD Disclosure

        Following the issuance of a press release on January 28, 2003 announcing the Company's results for the fourth quarter ended December 31, 2002, the Company intends to make available supplemental information regarding the Company's operations that is too voluminous for a press release. The Company is attaching the press release as Exhibit 99.1 and the supplemental package as Exhibit 99.2 to this Current Report on Form 8-K.

Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SL GREEN REALTY CORP.
By:	/s/ THOMAS E. WIRTH Thomas E. Wirth Executive Vice President, Chief Financial Officer

        Date: January 30, 2003

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  Item 7. Financial Statements and Exhibits
  Item 9. Regulation FD Disclosure
SIGNATURES